                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]
   Check the appropriate box: [ ]
   [ ]   Preliminary Proxy Statement
   [ ]   Confidential, for use by the Commission Only
         (as permitted by Rule 14e-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant toss.240.14a-11(c) or ss.240.14a-12

                                 Eurotech, Ltd.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box)

   [X]   No fee required

   [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction:
         5)   Total fee paid:

   [ ]   Fee paid with preliminary materials

   [ ] Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

                                 EUROTECH, LTD.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 1, 2000


TIME                      10: 00 a.m. on Tuesday, June 13, 2000

PLACE American Geophysical Union Building, Conference Center, 2000 Florida Avenue, NW, Washington, DC 20009

ITEMS OF BUSINESS         (1) To elect five directors, to hold office until the
                          2001 Annual Meeting and until their successors are elected and qualify

                          (2) To ratify the selection of Tabb, Conigliaro & McGann P.C. as our independent public accountants for the year ending December 31, 2000

                          (3) To amend our Articles of Incorporation to increase the number of authorized common shares to 100,000,000 and the number of authorized preferred shares to 5,000,000.

                          (4) To approve the 1999 Incentive Stock Option Plan

                          (5) To consider such other business as may properly come before the meeting

RECORD DATE               You are entitled to vote if you were a shareholder at
                          the close of business on Friday, April 21, 2000.

ATTENDANCE IN PERSON      If you were a shareholder of record on the record
                          date, you are entitled to, and we would be delighted if you would, come to and vote at the meeting in person.

VOTING BY PROXY           Please send in your proxy (or voting instructions to
                          your broker) as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. Please refer to the QUESTIONS AND
                          ANSWERS beginning on page 2 and the instructions on the proxy card.



                                             By order of the Board of Directors

                                             /S/ Michael L. Thomas
                                             -----------------------------------
                                             Michael L. Thomas
                                             Secretary

May 1, 2000

                                 Eurotech, Ltd.
                             1216 16th Street, N.W.
                              Washington, DC 20036

                                 PROXY STATEMENT

YOUR VOTE IS VERY IMPORTANT
PLEASE SEND IN YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON. THIS PROXY STATEMENT DESCRIBES THE MATTERS TO BE VOTED ON AND CONTAINS SPECIFIC INSTRUCTIONS TO FACILITATE YOUR VOTING.

Your Board of Directors is soliciting proxies for the 2000 Annual Meeting of Shareholders of Eurotech, Ltd. to be held on June 13 , 2000. We are distributing this Proxy Statement around about May 1, 2000. We are sending to you our Annual Report, including audited financial statements for the year ended December 31, 1999, together with this Proxy Statement.

SOME QUESTIONS AND ANSWERS

WHAT AM I BEING ASKED TO VOTE ON?
You are being asked to vote on (1) the election of five directors; (2) to ratify the Board's selection of Tabb, Conigliaro & McGann, P.C. as our auditors for the fiscal year ending December 31, 2000; (3) to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 and to increase the number of authorized shares of Preferred Stock from 1,000,000 to 5,000,000; and to approve our 1999 Stock Option Plan. Your grant of a proxy will also confer on the holders of the proxy authority to vote in their best judgment on any other matters that may properly come before the meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?
The Board recommends a vote FOR each of its nominees for election as directors, FOR ratification of the Board's selection of Tabb, Conigliaro & McGann, P.C. as our auditors; FOR the increase in the authorized number of shares of our Common Stock and our Preferred Stock; and FOR approving the 1999 Stock Option Plan.

WHO IS ENTITLED TO VOTE?
You are entitled to vote if you were the owner of shares of our common stock at the close of business on April 21, 2000, the record date for voting. This includes (1) shares held on that date directly by you as the shareholder of record and (2) shares held on that date for your account as beneficial owner by a broker, bank or other nominee.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER? If the shares are registered directly in your name on the record maintained by our transfer agent, Interwest Transfer Co., Inc., you are the shareholder of record of those shares and we are sending the proxy materials directly to you. As the shareholder of record, you are entitled to vote these shares in person at the meeting or to designate a proxy to vote for you. We have enclosed a proxy card to permit you to instruct the proxy holder on how to vote your shares.

If your shares are held in a brokerage account or by a bank or other nominee, those shares are registered on the record maintained by the transfer agent in the name of the broker, bank or other nominee. The broker, bank or other nominee shares held like that are frequently referred to as being held in "street name". If your shares are held in street name, the broker, bank or other nominee is the holder of record and will get the proxy materials from us in sufficient quantities to pass on a set to you. You, as the beneficial owner, have the right to direct the broker, bank or other nominee on how to vote and you are invited to attend the meeting if you want to. Nevertheless, if you do attend, you will be entitled to vote only if the record holder of these shares appoints you as its proxy. Your broker, bank or other nominee has enclosed a voting instruction card so that you can give instructions on how to vote your shares.

HOW DO I VOTE?
Shareholders may vote their shares at the Annual Meeting either in person or by proxy. Since many shareholders may be unable to attend the meeting in person, we send to all shareholders of record cards that permit them to designate proxies to represent them at the meeting and to direct the designated proxies on how to vote. Brokers, banks and nominees also send cards to beneficial owners to permit them to provide instructions as to how they wish their shares to be voted.

HOW DO I VOTE BY MAIL?
Shareholders of record who wish to vote by mail should complete the enclosed proxy card to indicate their voting instructions and then sign, date and mail the proxy card in the postage-paid envelope provided. Beneficial owners may direct their vote by mail by completing, signing and returning the voting instruction card provided by their broker, bank or nominee.

HOW DO I VOTE AT THE ANNUAL MEETING?
We will pass out ballot papers to any shareholder of record who wants to vote in person at the Annual Meeting rather than by proxy. If you hold your shares through a broker, bank or nominee, you must obtain a proxy from that institution to enable you to vote in person at the meeting.

WHOM AM I DESIGNATING AS MY PROXY?
You will be designating Chad A. Verdi, Don V. Hahnfeldt and Randolph A. Graves, Jr., each currently a director of ours, as a proxy to vote your shares in accordance with your instructions.

HOW WILL MY PROXY VOTE MY SHARE?
The designated proxy will vote according to your instructions as indicated on the proxy card . If you sign your proxy card but do not indicate voting instructions on one or more of the business matters listed, the proxies will vote all uninstructed shares in accordance with the recommendations of the Board.

HOW MANY SHARES CAN VOTE?
As of the record date, we had issued and outstanding 42,957,800 shares of common stock. The holders of these shares are each entitled to one vote for each share held.

HOW MANY SHARES NEED TO BE REPRESENTED FOR THE MEETING TO CONDUCT BUSINESS?
The meeting can conduct business only if the holders of a majority of the shares outstanding on the record date are present at the meeting in person or by proxy. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, a broker non-vote will have the same effect as a negative vote on the one item of business that requires the affirmative vote of the holders of two thirds of the outstanding shares but will not affect the outcome of any of the other matters to be voted upon at the meeting. Generally, a broker will not vote shares that it holds for a beneficial owner for or against a particular proposal if (1) the broker has not received voting instructions form the beneficial owner and (2) under the rules applicable to the broker it is not allowed to vote on the particular proposal without voting instructions.

HOW MANY VOTES ARE NEEDED FOR MATTERS TO BE ADOPTED AT THE MEETING?
For a person to be elected a director, that person must receive the affirmative vote of a majority of the shares present or represented at the meeting. The other matters to be voted on will be declared adopted if they receive the affirmative vote of a majority of the shares present or represented at the meeting, EXCEPT THAT THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION REQUIRES THE AFFIRMATIVE VOTE OF TWO-THIRDS OF THE OUTSTANDING SHARES. As a result, non-votes, including broker non-votes, on this particular item of business have the same effect as negative votes.

IS CUMULATIVE VOTING ALLOWED IN THE ELECTION OF DIRECTORS?
No. Each share is entitled to one vote in the election of directors as on every other matter.

WHO WILL COUNT THE VOTES?
Your Corporate Secretary will count the votes unless a shareholder present at the meeting requests count by inspectors of election, in which event the Chairman of the meeting will appoint two inspectors, who may but need not be shareholders, to effect the count.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?
The Chairman will announce the results of the meeting. In addition, we will publish them on our web site - www.eurotechltd .com - and in our quarterly report on Form 10-Q for the second quarter of 2000 that we expect to file with the SEC by August 15, 2000.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?
Eurotech will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to mailing these proxy materials, our directors and officers, who will not receive any additional compensation for their soliciting activities, may seek to contact shareholders by telephone or other electronic means. We will also reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to shareholders.

MAY I PROPOSE ACTIONS FOR CONSIDERATION AT FUTURE SHAREHOLDER MEETINGS, INCLUDING DIRECTOR NOMINATIONS? You may submit proposals for consideration at future shareholder meetings, including director nominations.

PROPOSALS: In order for a shareholder proposal to be considered for inclusion in the proxy statement for our next year's Annual Meeting, our Corporate Secretary must receive the written proposal by no later than December 31, 2000. Any such proposal will need to comply with SEC regulations regarding the inclusion or shareholder proposals in company-sponsored proxy materials.

You may also move the adoption of proposed resolutions from the floor at the Annual Meeting, but then you should not expect proxies to vote in favor of it.

NOMINATIONS OF DIRECTOR CANDIDATES: You may suggest director candidates for consideration by our Board. Any such suggestion should be addressed to our Corporate Secretary. You may also make a director nomination from the floor at the Annual Meeting, but then you should not expect proxies to be voted in favor of your nominee.


                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table tells you, as of the date of this proxy statement, about the beneficial ownership of our common stock by:


     o    Each beneficial owner of more than 5% of our common stock;

     o    Each of our current directors and officers; and

     o    All of our directors and officers as a group.

For the purpose of this table, the beneficial ownership of a person includes shares as to which that person has sole or shared voting or investment power as well as shares that the person has the right to acquire within 60 days (such as upon conversion of convertible securities or exercise of warrants or options) as of the date of this proxy statement. For the purpose of calculating the ownership percentages, we have considered to be outstanding both the total number shares actually outstanding on April 28, 2000 and the total number of shares that various people then had the right to acquire within 60 days.

                                      Number of Shares of Common Stock      Percentage of Outstanding
                                      --------------------------------      -------------------------
         Name                                Owned Beneficially                   Common Shares
         ----                                ------------------                   -------------
Randolph A. Graves, Jr.                              787,500(1)                            1.59
Geraldine V. Cox                                           None                               0
Jon W. Dowie                                          10,000(2)                             .02
Encore Capital Management group                    4,970,906(3)                           10.01
Peter Gulko                                        5,630,000(4)                           11.33
Don V. Hahnfeldt                                     400,000(5)                             .81
Michael L. Thomas                                    152,304(6)                             .31
Chad A. Verdi                                        416,353(7)                             .84
Woodward LLC                                       4,374,853(8)                            8.81
Directors and officers as a group                  1,766,157(9)                            3.56


(See notes on next page.)

(1) Includes 637,500 shares that Dr. Graves owns of record and beneficially and 150,000 shares that he has the right to acquire upon exercise of an immediately exercisable option.

(2) Issued to Mr. Dowie upon his employment as Chief Financial Officer in February 2000.

(3) Includes shares owned of record and beneficially and shares issuable upon conversion of immediately convertible debentures owned by JNC-Opportunity Fund Ltd., JNC Strategic Fund Ltd. and Diversified Strategies Fund, L.P., for all of which Encore Capital Management, Inc., a registered investment adviser, serves as investment manager.

(4) Includes 1,100,000 shares that Mr. Gulko owns of record and beneficially and 4,530,000 shares registered in the name of CIS Development Corp., which latter shares Mr. Gulko, while exercising exclusive voting and dispositive power as to them, holds for the ultimate benefit of certain Russian scientists.

(5) Includes 200,000 shares that Mr. Hahnfeldt owns of record and beneficially, 50,000 shares that he has the right to acquire upon exercise of an immediately exercisable warrant and 150,000 shares that he has the right to acquire upon exercise of an immediately exercisable option.

(6) Includes 152,304 shares that Mr. Thomas owns of record and beneficially and 50,000 shares that Mr. Thomas has the right to acquire upon exercise of an immediately exercisable option.

(7) Includes 156,353 shares that Mr. Verdi owns of record and beneficially, 110,000 shares that he has the right to acquire upon exercise of an immediately exercisable warrant and 150,000 shares that he has the right to acquire upon exercise of an immediately exercisable option.

(8) Includes 1,200,000 shares that Woodward LLC owns of record and beneficially, 474,853 shares out of the 1,882,353 shares that it acquired on December 31, 1999 and no longer owns of record but still owns beneficially, 2,000,000 shares that we issued to it in April 2000 but after the record date for this meeting, and 700,000 shares that it has the right to acquire upon exercise of an immediately exercisable warrants. Does not include a presently indeterminable number of shares that may be issuable to Woodward LLC in the event of a "re-pricing" of the shares originally issued to it or shares that we have the right to issue to Woodward LLC in the event that we exercise our right to obtain additional equity financing from Woodward.

(9)      Five persons.

                             ITEM OF BUSINESS NO. 1

         Your Board has nominated five persons for election as directors for the forthcoming year. Since Eurotech was organized in 1995, it has had a Board composed of three directors. District of Columbia law, under which we are organized, says that the number of directors, if different from the number shown in the Articles of Incorporation, must be specified in the Bylaws. The Board of Directors has recently amended the Bylaws to provide for a Board composed of five directors. District of Columbia law further provides that any vacancy on the Board resulting from such an increase can be filled only by the shareholders. Accordingly, the Board has nominated and proposes that you elect the following five persons.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NAMED PERSONS.

VOTE REQUIRED

         The five persons who received the highest number and a majority of the votes cast by shareholders present at the meeting in person or by proxy will be elected directors of Eurotech, to hold office until the next annual meeting and until their successors are elected and qualified.


                   NOMINEE                                       OCCUPATION DURING PAST FIVE YEARS
                   -------                                       ---------------------------------
RANDOLPH A GRAVES, JR.                                 Principal, director and president of Graves Technology
Director, 1995-97 and again since 1999                 (consultants to aerospace, computing and small business
Age 61                                                 entities) since 1991.  President of Eurotech, Ltd., 1995-97,
                                                       Executive Vice President since 2000.

DON V. HAHNFELDT                                       President and chief executive officer of Eurotech, Ltd. since
Director since 2000                                    1999.  U.S. Navy, 1970-1998; last position, Commodore,
Age 56                                                 Pacific Fleet, commanding Trident missile submarines and
                                                       nuclear maintenance facilities.

CHAD A. VERDI                                          President and chief executive officer, Coastal Food Services
Director since 1999                                    and Provisions, Inc. and Coastal Food Services Companies,
Age 33                                                 Cranston, RI, 1991-2000.  Chairman of the Board of and
                                                       consultant to Eurotech, Ltd. since 2000.

SIMON NEMZOW                                           Private investor.  Consultant to and director of various
Age 78                                                 philanthropic and industrial organizations. Founder,
                                                       Secretary and Production and Manufacturing Manager of Allied
                                                       Fluorescent Company, Providence, RI, 1946-1981.

DR. LEONID KHOTIN                                      President, Informatics and Prognostics (consulting and
Age 69                                                 publishing), Berkeley, CA, since 1981.  Researcher, Center for Slavic and East European Studies, University of
                                                       California at Berkeley, 1985-2000.  Editor-in-Chief,
                                                       Zarbezhnaia periodicheskaia pechat' na russkom iazykie,
                                                       Moscow-Berkeley, since 1981.

         The Board of Directors held no actual meetings during 1999. The directors were, however, in frequent touch with one another and with management by telephone and they took 88 formal actions by unanimous written consent. The Board was not divided into committees. As of the year-end, none of the directors then in office were in full compliance with their filing obligations under
Section 16(a) of the Securities Exchange Act of 1934, but at the date of this Proxy Statement they are in the process of bringing themselves into compliance.

                             ITEM OF BUSINESS NO. 2

         Your Board of Directors has appointed Tabb, Conigliaro & McGann, P.C. as the independent accountants to audit our financial statements for the year ended December 31, 2000. Tabb, Conigliaro & McGann, P.C. have served as our outside auditors since our organization. During 1999 and previous years, that firm has also prepared our tax returns and generally provided advice to your directors and officers on financial and accounting matters, for which services they were not separately remunerated. A representative of Tabb, Conigliaro and McGann, P.C. is expected to attend the Annual Meeting, where he will be available to respond to questions and, if he desires, to make a statement.

         YOUR BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF TABB, CONIGLIARO & MCGANN, P.C. AS OUR INDEPENDENT ACCOUNTANTS FOR THE YEAR 2000. If the appointment is not ratified, the Board will consider whether it should select other independent accountants.

VOTE REQUIRED

         Ratification of the appointment of Tabb, Conigliaro & McGann, P.C. as our independent accountants for 2000 requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

                             ITEM OF BUSINESS NO. 3

                     INCREASE IN NUMBER OF AUTHORIZED SHARES

         We currently have an authorized capital stock consisting of 50,000,000 shares of common stock, $.00025 par value per share and 1,000,000 of preferred stock, $.001 per share. Of the authorized common stock, 44,957,800 shares are actually outstanding as of the date of this proxy statement. In addition, however,

                2,763,286 shares  are reserved for issuance upon conversion of presently outstanding convertible debentures

                  700,000 shares  are reserved for issuance upon exercise of the warrants held by Woodward LLC

                  591,500 shares  are reserved for issuance upon exercise of warrants held by other investors

                  160,000 shares  are reserved for issuance upon exercise of warrants held by directors and officers

                  500,000 shares  are reserved for issuance upon exercise of options under Incentive Stock Option Plans that have been awarded to date and remain outstanding

        Total:  4,714,786 shares

         Thus, if we had to issue all of the shares that we are committed to issue at this time, the total would come to 49,672,586 shares, or substantially all of the shares of common stock at this time authorized by our Articles of Incorporation. Pending your approval of the proposed increase in the authorized number of shares, your directors will not be in a position to award any more options or otherwise issue additional shares of common stock.

         While your Board of Directors has no specific plans at this time to issue any additional shares of common stock, one can foresee some situations in which we might be required to do so under our existing commitments or it might become advantageous for us to do so. You should bear in mind that we may have to issue additional shares of common stock to Woodward LLC with respect to the shares that we issued to it in March and April, 2000, and that we have the right, under our "equity line of credit", to issue still more shares to Woodward LLC for additional investments by Woodward LLC in our company of up to approximately $6,000,000. Even if we do not have to issue "repricing shares" Woodward LLC, if we were to call on Woodward LLC to invest the entire amount of its commitment, then, based on the market price of our common stock as of March 31, 2000, we would have to issue a total of 1,115,242 shares, which exceeds the number of shares now authorized and not already issued or reserved for issuance.

         As the shareholders are aware from reading our financial reports, because we have so far not produced any revenues we have been required to pay many of our expenses, such as legal fees and compensation of officers and consultants, in shares of our common stock. We will have sufficient cash available in 2000 to pay our obligations. We may, however, be required or find it advantageous to make some substantial investments, such as to set up or participate in setting up facilities to manufacture products in the United States and Israel. It is for this reason your Board of Directors believes it to be a good idea to have some authorized but unissued common shares available to raise the necessary capital.

         We have not yet had occasion to issue any shares of preferred stock, which are issuable from time to time in one or more series with such designations and relative rights, preferences or limitations, including conversion rights, as may be fixed by the Board of Directors in the resolution or resolutions providing for the issuance of such shares. Having the flexibility to issue a significant number of preferred shares on negotiated terms is particularly useful in the context of acquisitions of the stock or assets of other companies, opportunities for which may from time to time be presented to us.

         If the shareholders approve the recommended amendment to our Articles of Incorporation, it would have the effect of authorizing the Board of Directors to issue the additionally authorized shares without further action by the shareholders, except as may be required in a specific case by applicable law or the regulations of any stock market on which our outstanding shares are listed. The issuance of additional shares of common stock could reduce existing shareholders' percentage ownership and voting power in Eurotech and, depending on the transaction in which the shares are issued, could affect the per share book value or other per share financial measures. The availability of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of the company. As to the issuance of preferred shares, its effect would depend on the terms on which they were issued. Dividend and liquidation preferences would subject common shares to the risks of leverage, and conversion rights could be dilutive. A preferred stock issuance could also have an anti-takeover effect. The proposed increase in the number of authorized shares is not intended to inhibit a change of control of Eurotech and we are not aware of any pending or threatened efforts to acquire control of the company.

         If approved by the shareholders, the amendment of the Articles of Incorporation will become effective upon the filing of Articles of Amendment with the Department of Consumer and Regulatory Affairs of the District of Columbia.

         YOUR BOARD URGES A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000 SHARES AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK TO 5,000,000 SHARES.

VOTE REQUIRED

         To be approved and go into effect, the amendment of the Articles of Incorporation to increase the authorized capital stock of Eurotech, Ltd. requires the affirmative vote of TWO-THIRDS OF THE NUMBER OF SHARES ISSUED AND OUTSTANDING ON THE RECORD DATE.


                             ITEM OF BUSINESS NO. 4

                APPROVAL OF THE 1999 INCENTIVE STOCK OPTION PLAN

         In 1995, we adopted the 1995 incentive Stock Option Plan to authorize the Board of Directors to issue options on up to 500,000 shares of common stock. The 1995 Stock Option Plan was approved at the time by the shareholders, which did not then include any public shareholders. No options were actually issued under the 1995 Stock Option Plan until 1999, when, first, the Board awarded an option, intended to be an incentive stock option, on 50,000 shares to the Corporate Secretary, and then, in August 1999, options on 450,000 shares to the directors themselves, who then included Dr. David Wilkes and did not include Mr. Hahnfeldt. Under the terms of this plan, Dr. Wilkes, who retired from the Board of January 15, 2000, had until April 15, 2000 to decide whether or not to exercise his option. In fact, he did not exercise prior to the deadline and accordingly this option has lapsed.

         Thereupon, also in August 1999, the Board of Directors adopted the 1999 Incentive Stock Option Plan (the "Plan") to authorize the Board of Directors or a committee thereof to issue options on up to an additional 750,000 shares. In January of this year, the Board awarded an option, intended to be an incentive stock option to the maximum possible extent, on 150,000 shares to Mr. Hahnfeldt.

         The following is a brief summary of the 1999 Incentive Stock Option Plan, which the Board of Directors believes to be desirable to attract and retain executive and other key employees of outstanding ability; options under the Plan may also be granted to directors, advisors and consultants. We have attached a copy of the Plan as Appendix A to this proxy statement.

      The Plan is currently administered by the Board, which may empower a committee to administer the Plan. The Board is generally empowered to interpret the Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend them with the consent of the optionee, determine the individuals to whom options are to be granted, and determine the number of shares subject to each option and the exercise price thereof. The per share exercise price for options granted under the Plan is determined by the Board, provided that the exercise price of incentive stock options will not be less than 100% of the fair market value of a share of the common stock on the date the option is granted (110% of fair market value on the date of grant of an incentive stock option if the optionee owns more than 10% of our common stock). Upon exercise of an option, the optionee may pay the purchase price with previously acquired securities of the Company, or at the discretion of the Board, we may lend some or all of the purchase price to the optionee.

      Options will be exercisable for a term determined by the Board, which will not be greater than ten years from the date of grant and five years in the case of incentive stock options. Options may be exercised only while the original grantee has a relationship with us which confers eligibility to be granted options or within three months after termination of such relationship with the Company, or up to one year after death or total and permanent disability. In the event of the termination of such relationship between the original grantee and us for cause, as defined in the Plan, all options granted to that original optionee terminate immediately. In the event of certain basic changes in the Company, including a reorganization, merger or consolidation of the Company, or the purchase of shares pursuant to a tender offer for shares of our common stock, in the discretion of the Board or administering committee, each option may become fully and immediately exercisable. Incentive stock options are not transferable other than by will or the laws of descent and distribution. Non-qualified stock options may be transferred to the optionee's spouse or lineal descendants, subject to certain restrictions. Options may be exercised during the holder's lifetime only by the holder, his or her guardian or legal representative.

      Options granted pursuant to the Plan may be designated as incentive stock options ("ISO"), with the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986. Accordingly, the Plan provides that the aggregate fair market value determined at the time an ISO is granted of the common stock subject to incentive stock options exercisable for the first time by an employee during any calendar year under all our and our subsidiaries' plans may not exceed $100,000. The Board may modify, suspend or terminate the Plan; provided, that certain material modifications affecting the Plan must be approved by the shareholders, and any change in the Plan that may adversely affect an optionee's rights under an option previously granted under the Plan requires the consent of the optionee.

      The Board of Directors recommends that you vote in favor of approving their adoption of the 1999 Incentive Stock Option Plan. If you do not vote to approve, the Plan will remain in effect but none of the options granted pursuant to it, including any part of the option already awarded to Mr. Hahnfeldt, can be ISOs. Unless you also approve the recommended increase in the number of our authorized common shares (Item of Business No. 3 above), there will not be available any substantial number on which options actually be awarded.

VOTE REQUIRED

         Approval of the 1999 Incentive Stock Option Plan requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

                             ITEM OF BUSINESS NO. 5

                                 OTHER BUSINESS

         We do not know of any other item of business that may come before the meeting, except a motion to adjourn. If at the meeting a sufficient number of votes is not cast to adopt one or more of the items proposed for adoption, the persons named in the accompanying form of proxy may vote to adjourn the meeting to another specific date and time to permit continued solicitation of proxies.

          COMPENSATION OF AND TRANSACTIONS WITH DIRECTORS AND OFFICERS

COMPENSATION OF CHIEF EXECUTIVE OFFICERS
----------------------------------------

         The following summary compensation table sets forth the compensation paid by us for services rendered in all capacities during the calendar years 1996, 1997 and 1998 to Randolph A. Graves, Jr., who was the chief executive officer through January 23, 1998. The table also set forth the compensation paid by us for services rendered in all capacities during 1998 to Peter Gulko and John McNeil Wilkie, who also served as the chief executive officers during 1998. No other executive officer or key employee was compensated in excess of $100,000 during 1996, 1997, 1998 or 1999. Finally the table sets forth the table sets forth the compensation paid by us in all capacities to Frank X. Fawcett and Don
V. Hahnfeldt, who served as our chief executive officers during 1999.


                                     Summary Compensation Table
                                     --------------------------

                                                                                                         Long-term
              Name and Principal Position                 Year           Annual Compensation            Compensation
              ---------------------------                 ----           -------------------            ------------
                                                                                                      Restricted Stock
                                                                                                     and Stock Option
                                                                           Salary             Bonus        Awards
                                                                           ------             -----        ------
Randolph A. Graves, Jr., President                       1996             $77,374           $20,000         $243,109(1)
and Chief Executive Officer                              1997              77,374
                                                         1998               5,000

Peter Gulko, President and Chief Executive Officer       1998              15,000

John McNeil Wilkie, Chief Financial Officer;             1998              70,000                            100,000(2)
President and Chief Executive Officer

Frank X. Fawcett, President and Chief Executive Officer  1999              44,000                             42,600(3)

Don V. Hahnfeldt, President and Chief Executive Officer  1999              50,000                             73,406(4)

(See notes on next page)

         (1) Reflects the value of common stock issued as partial compensation for services rendered in 1996.

         (2) Reflects the value of common stock issued as partial compensation for services rendered in 1998

         (3) Reflects the value of common stock issued as partial compensation for services rendered in 1999

         (4) Mr. Hahnfeldt was initially paid a salary at the rate of $104,000 per year, beginning on the date on which he was employed by us and took office as President. He also received a 5-year warrant to purchase 50,000 shares of our common stock at $1.00 per share. On September 1, 1999 Mr Hahnfeldt was awarded under the 1999 incentive stock option plan an option to purchase 150,000 shares at .71 per share, which, assuming shareholder approval of the Plan, is an incentive stock option to then extent of 140,845 shares. Effective November 5, 1999, Mr. Hahnfeldt entered into a three-year employment contract with us that provides for base compensation in the first contract year of $104,000; in the second contract year, the sum of that amount plus the bonus awarded to him in the first contract year; and in the third contract year, that amount plus the bonus awarded to him in the second contract year. The bonus to which Mr. Hahnfeldt is entitled in each contract year is an amount, not to exceed 50% of base salary, determined by applying to that year's base salary the percentage by which the market price of our common stock had increased between the beginning and the end of the contract year. In addition, for each contract year Mr. Hahnfeldt will be issued a five-year warrant to purchase 100,000 shares of our common stock for $1.00, $2.00 and $3.00 per share, successively.


COMPENSATION OF DIRECTORS AND SECRETARY
---------------------------------------

      Each of the directors, including Dr. Wilkes who retired from the Board on January 15, 2000, and not including Mr. Hahnfeldt, who was not a director during 1999, received 2,500 shares per month for January through May 1999 and 5,000 shares per month for June through August. For the balance of their term as directors, the Board awarded to each director, including Dr. Wilkes, a ten-year option to purchase 150,000 shares of common stock at $0.71 per share under our 1995 incentive stock option plan, which is currently administered by the Board. Under the terms of that plan, Dr.Wilkes' option lapsed because he did not exercise it by April 15, 2000. In the cases of Mr. Verdi and Dr. Graves, this compensation is in addition to their compensation as consultants. The Secretary, who had previously been awarded an incentive stock option under the 1995 incentive stock option plan on 50,000 shares, was also compensated with 2,500 shares per month for January through May 1999 and 5,000 shares per month and a salary at the rate of $68,000 per year thereafter.

CHAIRMAN'S CONSULTING CONTRACTS
-------------------------------

         Mr. Chad A. Verdi, one of the two members of our Board of Directors who were not employed by us in 1999, has entered into an agreement with us render services to us as a consultant in the area of corporate finance. For these services, he will be compensated at the rate of $1,000 per week and is to be issued warrants to purchase up to an aggregate of 375,000 shares of our common stock: a five-year warrant issued on October 1, 1999 to purchase 75,000 shares at $1.00 per share; a five-year warrant to be issued on October 1, 2000 to purchase 75,000 shares at $2.00 per share; a five-year warrant to be issued on October 1, 2001 to purchase 75,000 shares at $3.00 per share; a five-year warrant to be issued on October 1, 2002 purchase 75,000 shares at $4.00 per share; and a five-year warrant to be issued on October 1, 2003 to purchase 75,000 shares at $5.00 per share. This compensation is in addition to the compensation that has been paid to Mr. Verdi and for his services as a director.

TRANSACTIONS WITH SPINNERET FINANCIAL SYSTEMS, INC.
---------------------------------------------------

         Spinneret Financial Systems, Inc. is a firm of which the brother of Don
V. Hahnfeldt, our President and Chief Executive Officer, is the sole owner, director and officer.

         KRHL TRANSACTION. Around the same time as the organization of Eurotech, our organizers also created another company called Kurchatov Research Holdings, Ltd. ("KRHL"). In the organization of KRHL, one of our organizers, Mr. Peter Gulko, a former director or ours and at one time our President who continues to be one of our major shareholders and a consultant to our company, was acting on behalf of the Russian scientists who had developed EKOR and whose continued collaboration in the implementation of our EKOR program was and continues to be considered by us as fundamentally important. Accordingly, on August 26, 1996 we entered into an agreement with KRHL pursuant to which we assigned to KRHL a 50% interest in the net profits (after deducting development costs and related expenses attributable to EKOR) derived by us from the sale or licensing of EKOR.

         Subsequently, KRHL obtained financing from public and private investors and became involved in other technologies and ventures, in some of which we also became involved. As a result, our directors became increasingly concerned about the adverse effects on management and on public investor perception of divided ownership of our most important technology and conflicting objectives between the two companies. Two possible solutions were explored: one was for us to acquire control of KRHL and the other was to reacquire undivided ownership of the license to EKOR. In the direction of the first approach, we acquired from Mr. Gulko the scientists' shares, representing an interest of about 40%, in KRHL, in exchange for which we issued to Mr. Gulko, for the benefit of the scientists, 4,530,000 shares of our own common stock. We were, however, unable to acquire privately any other KRHL shares. We thus turned to negotiations with KRHL's Board and influential shareholders with a view to reacquiring undivided ownership of the EKOR license.

         These negotiations resulted in an agreement, dated as of November 30, 1999, pursuant to which KRHL released to us all of its rights in EKOR. For this release, we

     o Released to KRHL all of our interest in the Resealable Container Systems and TetraPak Container technologies, for which we had previously received a $150,000 deposit, for additional consideration of $350,000 payable on or before September 1, 2000;

     o    Surrendered to KRHL the shares in it that we had acquired from Mr.
          Gulko;

     o    Issued to KRHL 2,000,000 shares of our own common stock;

     o Agreed to pay to KRHL a royalty of 2% on all our sales and services derived from EKOR; and

     o    Assumed KRHL's obligations to Spinneret Financial Systems, Inc.

         Spinneret had previously lent to KRHL $750,000 against convertible notes on which KRHL was in default and on which interest and penalties had accrued. Spinneret expressly consented to our assumption of this liability. Subsequently and before year-end, Spinneret agreed to release us from this liability in exchange for the issuance to Spinneret of 1,000,000 of our common stock.

         ISSUANCE OF SHARES AND WARRANTS. On December 31, 1999, we issued to Woodward LLC, a Cayman Islands investment fund, 1,882,353 shares of our common stock, together with a five-year warrant to purchase an additional 200,000 shares, for a total consideration of $3,000,000. In connection with that investment, we entered with Woodward a series of agreements, which provide in summary for the following:

     o Our shares issued to Woodward were subject to repricing, which means that if the market price of our shares during certain periods following the effectiveness of the amendment to our registration statement registering for public sale the shares issued and issuable to Woodward dropped significantly below the prices prevailing at the time our original shares were issued to Woodward, we might be required to issue additional shares to compensate for such decline. (At the date of this proxy statement, the repricing contingency no longer applies as to any of these shares.)

     o We were required to register the shares, and the shares underlying the warrant, issued to Woodward.

     o We had the right, exercisable from time to time within, each time, to certain limits, to require Woodward to purchase from us additional shares of common stock for up to a total consideration of an additional $22,000,000, at prices determined in accordance with a formula related to market quotations for our outstanding shares. In March 2000, we issued to Woodward under this commitment another 1,200,000 shares for total proceeds of $6,315,790 and, in April 2000, we issued to Woodward under this commitment 2,000,000 more shares, together with a warrant to purchase another 500,000 shares, for total proceeds of $10,000,000 plus some convertible notes issued by another company. (The shares issued in March and April are subject to repricing).

In connection with the December 31, 1999 financing, we paid to Spinneret a consulting fee of $150,000. In connection with the March 2000 financing, we paid to Spinneret a further consulting fee of $315,790, and in connection with the April financing we paid to Spinneret an additional consulting fee of $500,000.

         CHERNOBYL LOAN. To enabled us to pay the expenses of the Chernobyl demonstration project described in our Annual Report, Spinneret extended to us, in the third quarter of 1999, credit in the amount of $250,000, of which we actually drew $95,000. In the fourth quarter, we repaid this loan, with interest, from the proceeds of a private placement and cancelled the credit. In connection with this extension of credit, we issued to Spinneret a 3-year warrant to buy 10,000 Eurotech shares at $1.00 per share.

LOAN FROM FORMER CHAIRMAN

         On January 6, 1999, we obtained a working capital secured one-year loan of $500,000, of which $450,000 was lent to us by one of the holders of our convertible debentures and $50,000 was lent to us by Dr. David Wilkes, then the Chairman of our Board of Directors. At this loan's January 6, 2000 maturity, we repaid with interest the $450,000 lent to us by the convertible debenture holder, while Dr. Wilkes accepted 200,000 shares of our common stock in repayment of his portion of the loan and interest thereon.

                                                   Option Grants in 1999
                                                   ---------------------
                                                                                                                     Value of
                                                                                                                  Unexercised
                                                     % of Total                                                   Exercisable
                                                       Options                                                   in-the-Money
                                     Number of       Granted to                                    Grant Date     Options at
                                      Shares        Directors and                                   Present         Fiscal
                                    Underlying      Employees in      Exercise      Expiration       Value        Year-end ($)
              Name                Options Granted    Fiscal Year    Price ($/Sh)       Date          ($)(1)           (2)
              ----                ---------------    -----------    ------------       ----          ------       ------------
Chad A. Verdi                             150,000          27.27          0.71       Aug. 2009        58,455           65,591
Don V. Hahnfeldt                           50,000           9.09          1.00       Jul. 2009        14,950           30,955
                                          150,000          27.27          0.71       Sep. 2009        58,455           65,591
Randolph A. Graves, Jr.                   150,000          27.27          0.71       Aug. 2009        58,455           65,591
Michael L. Thomas                          50,000           9.09          0.33        May 2009         9,055           30,955


(1) We used the Black-Scholes option pricing model to estimate Grant Date Present Value in this table. Our use of this model is not an endorsement of the model's accuracy in valuing options. All stock option models require a prediction about future stock prices. We used the following assumptions in calculating Grant Date Present Value: expected volatility - 33%; average risk-free rate of return - 5%; dividend yield - 0; expected life - from grant date to expiration date. The real value of options in this table depends on the actual performance of Eurotech stock and the timing of exercises.

(2) We calculated the value of unexercised options by using the difference between the option exercise price and the year-end bid price for our shares on the NASDAQ Electronic Bulletin Board, multiplied by the number of shares underlying the option.

                                Performance Table
                                -----------------

         The following table compares the cumulative total return on the Eurotech common stock with the cumulative total return of the NASDAQ Total U.S. Index resulting from an initial assumed investment of $100 in each and assuming the reinvestment of any dividends, for the period beginning on the date of our inception through December 31, 1999:

                                       Eurotech, Ltd.    NASDAQ Total U.S. Index
                                       --------------    -----------------------
May 26, 1995 (Eurotech inception)            100                           100
December 31, 1995                            100                           105
December 31, 1996                            993                           547
December 31, 1997                            800                         1,031
December 31, 1998                            125                         1,340
December 31, 1999                            850                         1,701

                                  ANNUAL REPORT

         A copy of our Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission, is being sent to you together with this Notice of Annual Meeting and Proxy Statement.

                                              By order of the Board of Directors

                                              /S/ Michael L. Thomas
                                              ----------------------------------
                                              Michael L. Thomas
                                              Vice President, Administration,
                                              and Corporate Secretary

                                                                       EXHIBIT A
                                 EUROTECH, LTD.
                             STOCK OPTION PLAN 1999


1.       DEFINITIONS
         -----------

         The following terms when used In this Plan shall, except where the context otherwise requires, have the following meanings:

         (a) The term "Act" shall mean the Securities Act 1933 as now in effect or hereafter amended,

         (b) The term "Board" shall mean the Board of Directors of the Corporation.

         (c) The Term "Code" shall mean the Internal Revenue Code of 1986 as now in effect or hereafter amended.

         (d) The Term "Common Shares" shall mean the Common Shares, $0.00025 par value, of the Corporation (as hereinafter defined) or such other capital stock as may hereafter be authorized and listed in lieu thereof,

         (e) The term "Corporation" shall moon EUROTECH, Ltd., a District of Columbia corporation, or any successor thereto.

         (f) The Term "Discharged for Cause" shall mean discharge for dishonesty, theft, disclosing trade secrets of the Corporation or, if hereinafter incorporated or acquired, any Subsidiary (as hereinafter defined), entering into competition, directly or indirectly, with the Corporation or any Subsidiary while employed, or using the Corporation's or any Subsidiary's facilities or premises for the conduct of illegal or unlawful activities, transactions or business.

         (g) The term "Exchange Act" shall mean the Securities Exchange Act of 1934 as now in effect or hereafter amended.

         (h) The term "Incentive Stock Option" shall mean every Option (as hereinafter defined) granted under the Plan (as hereinafter defined) which is intended to qualify as an Incentive stack option pursuant to Section 422 of the Code.

         (i) The term 'Non-Qualified Stock Option" shall mean every Option (as hereinafter defined) granted under the Plan (as hereinafter defined) which is not as Incentive Stock Option.

         (j) The term "Option" shall mean any right to purchase shares

Common Stock to be granted under the Plan.

         (l) The term "Option Price" shall mean the price as which a share of Common Stock may be purchased upon exercise of an Option,

         (m) The term " Plan" shall mean the EUROTECH, Ltd., Stock Option Plan of 1999."

         (n) THE TERM "SUBSIDIARY" SHALL BE DEFINED IN THE SAME MANNER AS THE TERM "SUBSIDIARY CORPORATION" IS DEFINED IN SECTION 424(f) OF THE CODE.

         (o) THE TERM "WARRANT" SHALL MEAN ANY RIGHT TO PURCHASE SHARES OF COMMON SHARES, SUCH AS IS COMMONLY CALLED AN OPTION, WARRANT OR RIGHT, WHICH IS NOT GRANTED UNDER THE PLAN.

         (p) ANY TERM USED IN THE PLAN IN THE MASCULINE GENDER SHALL INCLUDE THE FEMININE GENDER OR, IN THE CASE OF A CONSULTANT OR AN ADVISOR, THE NEUTER GENDER.

2.       ADMINISTRATION
         --------------

         (a) The Plan shall be administered by the Compensation Committee of the Board (hereinafter referred to as the "Committee") which shall consist of two or more persons who shall be selected by and serve at the pleasure of the Board, in the event that the Board has not appointed a Compensation Committee or at the election of the Board, the Plan shall be administered by the Board.

         (b) The Committee or, if applicable, the Board is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. The Committee or, if applicable, the Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee or, if applicable, the Board on the matters referred to in this paragraph 2 shall be conclusive.

         (c) SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE PLAN, THE COMMITTEE OR, IF APPLICABLE, THE BOARD SHALL HAVE EXCLUSIVE JURISDICTION (a) TO SELECT THE OPTIONEES TO BE GRANTED OPTIONS, (ii) TO DETERMINE THE NUMBER OF SHARES SUBJECT TO EACH OPTION, (iii) TO DETERMINE THE TIME OR TIMES WHEN THE OPTIONS WILL BE GRANTED, (iv) TO DETERMINE THE OPTION PRICE OF THE SHARE SUBJECT TO EACH OPTION, WHICH OPTION PRICE MAY BE HIGHER THAN, OR EQUAL TO, (OR LESS
THAN) THE FAIR MARKET VALUE OF A SHARE OF THE COMMON SHARES ON THE RESPECTIVE DATE OF GRANT (EXCEPT AS PROVIDED IN THE SUCCEEDING SENTENCE) AND SHALL BE SUBJECT TO ADJUSTMENT AS PROVIDED IN PARAGRAPH 10 OF THE PLAN, (v) TO DETERMINE THE DATES AFTER WHICH THE OPTION MAY BE EXERCISED, IN WHOLE OR IN PART, AND (vi)

TO PRESCRIBE THE FORM, WHICH SHALL BE CONSISTENT WITH THE PLAN, OF THE INSTRUMENTS EVIDENCING ANY OPTIONS GRANTED UNDER THE PLAN, ANY OPTIONS GRANTED UNDER THE PLAN TO AN OPTIONEE SHALL BE AT THE FAIR MARKET VALUE OF A SHARE OF THE COMMON SHARES ON THE RESPECTIVE DATE OF GRANT AND, IF THE OPTIONEE ON THE DATE OF GRANT IS THE BENEFICIAL OWNER OF MORE THAN 10% OF THE OUTSTANDING SHARES OF THE COMMON SHARES, THE EXERCISE PRICE OF THE INCENTIVE STOCK OPTION SHALL BE 110% OF THE FAIR MARKET VALUE OF A SHARE OF THE COMMON SHARES ON SUCH DATE.

         In addition, anything in the Plan to the contrary notwithstanding, an Incentive Stock Option shall be subject to such limitations on exercise or other provisions as required by the Code or the regulations promulgated thereunder.

3.       GRANT OF OPTION
         ---------------

         (a) The aggregate number of shares as to which Options may be granted pursuant to the Plan shall be 750,000 shares of the Common Shares, subject to adjustment as provided in paragraph 10 hereof,

         (b) An Optionee shall be granted an Option for such number of shares of the Common Shares as may be determined by the Committee or, if applicable, the Board, Nothing contained In the Plan shall be construed to preclude the granting of an Option or Options to an Optioned in addition to an Option or Options already granted to him and in existence or in addition to any outstanding Warrant owned by him, provided that in each event the is eligible under the provisions of paragraph 4 hereof. (An Option shall be Non-Qualified Stock Option unless the Optionee is an employee of the Corporation or Subsidiary and requests In writing that he be granted an Incentive Stock Option.) An Incentive Stock Option shall not be granted later than ten years from September 1, 1999, i.e., the date the Plan was adopted by the Board and approved by the shareholders of the Corporation.

         (e) Whenever any Option granted pursuant to the Plan terminates under the terms hereof prior to exercise thereof, the Committee or, IF applicable, the Board may grant a new Option or Options with respect to such shares; provided, however, that the Committee or, if applicable, the Board may not grant any such Option if the effect of such grant would be to increase the number of shares which may be issued upon exercise of Options granted under the Plan to more then the amount provided in paragraph 3(a) hereof, subject to adjustment as provided in paragraph 10 hereof.

4.       ELIGIBLE OPTLONEES
         ------------------

         Every key employee (including officer) of the Corporation or of any Subsidiary (or any director of, or consultant or advisor to, the Corporation as may be selected by the Committee or, if applicable, the Board) is eligible for grant OF an Option under the Plan, (except that, if the Optionee is not an employee of the Corporation or a Subsidiary, he may receive only a Non-Qualified Stock Option and except that bona fide services shall be rendered by the consultant or advisor and such services must not be in connection with the offer or sale of securities in a capital raising transaction.

5.       EXERCISE OF OPTIONS
         -------------------

         (a) EXCEPT AS PROVIDED IN PARAGRAPHS 7 AND 10 HEREOF, THE OPTION SHALL BE EXERCISABLE, EITHER IN ITS ENTIRETY OR IN SUCH INSTALLMENTS (WHICH MAY BE ACCUMULATED) AS THE RESOLUTION GRANTING THE OPTION OF THE COMMITTEE OR, IF APPLICABLE, THE BOARD SHALL PROVIDE.

         Each Optionee may exercise his Option with respect to all shares then available for purchase or with respect to such lesser number of shares as he may from time to time desire prior to the expiration or termination of the option.

         (b) Except as another date (whether later or earlier) for the expiration or termination of the Option Is provided in the resolution of the Committee or, if applicable, the Board granting an Option, each Option shall expire and become void, to the extent it has not theretofore been exercised, at the close of business five (5) years from the date of grant; provided, however, that no Option may be granted to expire more than ten (10) years from the date of grant. An Incentive Stock Option granted to the beneficial owner of more than 10% of the outstanding shares of the Common Shares shall expire and become void, to the extent that it has not theretofore been exercised, at the close of business five (5) years from the date of grant,

6.       TERMINATION OF EMPLOYMENT OR DIRECTORSHIP
         -----------------------------------------

         An Option shall terminate and all rights thereunder shall cease upon termination of the Optionee's employment (or termination of his directorship or consulting or advisory relationship) unless (a) such termination is by reason of the Optionee's death, in which event the provisions of paragraph 7(a) hereof shall govern; (b) such termination is as a result of the Optionee's disability (as determined by the Committee or, if applicable, the Board) or his retirement in accordance with the retirement policies of the Corporation or the Subsidiary by which the Optionee was employed ( or for which he served as a director, consultant or advisor) In which event the provisions of paragraph 7(b) shall govern; (c) such termination is for a reason other than Discharge for Cause and under the terms of an employment (consulting or advisory agreement) with the Corporation and/or a Subsidiary such Optionee was entitled to notice of termination, in which event the provisions of paragraph 7(c) shall govern; (d) such termination is for a reason other than Discharge for Cause, in which event the provisions of paragraph 7(d) hereof shall govern; and (e) the Committee or, if applicable, the Board otherwise provides when it grants the Option.

7.       RIGHTS TO EXERCISE OPTION IN EVENT OF DEATH
         -------------------------------------------
         OR OTHER TERMINATION OF EMPLOYMENT
         ----------------------------------

         (a) If an Optionee shall die while In the employ of the Corporation or a Subsidiary, or within three (3) months after leaving the employ (because of his retirement or disability as provided in paragraph 7(b) hereof (or if the Optionee shall die serving as a director of, or as a consultant or an advisor to, the Corporation, or within three (3) months after such cessation of service (because of his retirement or disability as provided in paragraph 6(b) hereof) his Option may be exercised, whether or not such Option was exercisable by him at the date of his death, by the person or persons to whom his rights under the Option are transferred by will or by the laws of descent and distribution, or by his legal representative(s), whichever shall be applicable, at any time or from time to time for one (1) year after the earlier of his death or his cessation of service as an employee, director, consultant or advisor

         (b) If an Optionee shall retire or become disabled and leave the employee of the Corporation and all of Its Subsidiaries (or cease to be a director of, or a consultant or an advisor to, the Corporation) for any such reasons, as prescribed in paragraph 6(b) hereof, his Option may be exercised by him, whether or not such Option was exercisable by him at the date of his retirement or his ceasing to be an employee (director, consultant or advisor) because of disability, at any time or from time to time for three (3) months after the date of his retirement or his ceasing to be an employee (director, consultant or advisor) because of disability.

         (c) In the event that, pursuant to the terms of an employment, consulting or advisory agreement between the Optionee and the Corporation and/or a Subsidiary, such Optionee shall be entitled to notice of termination of employment and such Optionee shall be terminated for a reason other than Discharge for Cause, then such Optionee may exercise his Option, whether or not such Option was exercisable at the time of delivery of the notice of termination, at any time or from time to time for thirty (30) days after delivery of the notice,

         (d) In the event an Optionee is discharged by the Corporation and/or a Subsidiary for a reason other than Discharge for Cause or the Optionee voluntarily terminates his employment (directorship or consulting or advisory arrangement) such Optionee may exercise his Option only as to such shares as to which the Option was exercisable at the date of his discharge or his voluntary termination at any time or from time to time for thirty (30) days from the date of his discharge or his terminations of employment (directorship, or consulting or advisory arrangement).

         (e) This paragraph 7 is subject to the provisions of paragraph 11 hereof.

8.       NON-TRANSFERABILITY OF OPTIONS
         ------------------------------

         (a) No Option shall be transferable otherwise than by will or by the laws of descent and distribution, and each Option is exercisable during the lifetime of an Optionee only by him or, in the case of the Optionee's certified incompetency, by his duly authorized legal representative(s). Anything in the foregoing to the contrary notwithstanding, an Optionee may request that the shares of the Common Shares to be issued upon the exercise of an Option be issued in his and his spouse's name as joint tenants, with right of ownership.

         (b) No Options nor any rights of the Optionee pursuant to his Option shall be subject to pledge, hypothecation, execution, attachment or similar process.

9.       EXERCISE OF OPTION AND PAYMENT FOR SHARES
         -----------------------------------------

         (a) There shall bean exercise of an Option upon receipt by the Corporation, at its principal office, during the term of such Option of (i) a written notice signed by the Optionee advising of his exercise of such Option with respect to a specified number of shares, the notice to be in such form and to contain such provisions as may at the time be required by the Committee or, if applicable, the Board, including representations which comply with paragraph 12 hereof and his commitment pursuant to paragraph 11 (b) hereof, and (ii) payment in United States funds of the full purchase price of the shares covered by the notice. A check, bank draft or money order will be accepted as payment subject to collection, and stock certificates registered in the name of the Optionee for the shares of the Common Shares covered by such exercise will be delivered in the ordinary course of business after such collection; provided that the Corporation shall not be obligated to deliver any shares of the Common Shares until there has been compliance with any federal or state law or regulations which the Corporation may deem applicable, If a person or persons to whom the rights of an Optionee under an Option are transferred by will or by laws of descent and distribution shall become entitled to exercise an Option as provided in paragraph 7(a) hereof, or if the legal representative(s) of an Optionee shall become so entitled, references to the Optionee in this paragraph 9 shall, except where the context otherwise requires, be deemed to mean such person or persons or such legal representative(s).

         (b) A person entitled to exorcise an Option shalI have none of the rights of a shareholder with respect to shares subject to such Option until such shares shall have been issued upon exercise of such Option,

         (c) Anything in paragraph 9(a) to the contrary notwithstanding an Optionee may, in lieu of payment by check, bank draft or money order, surrender to the Corporation shares of the Common Shares having a fair market value on the date of exercise at least equal to the product of the Option Price and the number of shares of the Common Shares as to which the Option was exercised, For the purpose of the foregoing calculation, the fair market value of a share of the Common Shares shall be the mean of the high bid and the low asked process quoted on the date of exercise (i) in the National Association of Securities Dealers Automated Quotation ("NASDAQ") System if the Common Shares are traded in the NASDAQ System; (ii) on the exchange on which the Common Shares are then traded; or (iii) in the OTC Bulletin Board of the National Association of Securities Dealers, Inc. or In the pink shoots as reported by the National Quotation Bureau, Inc. if not traded in the NASDAQ system or on an exchange.

10.      STOCK DIVIDEND CAPITAL CHANGES
         ------------------------------

         (a) In the event that the Corporation shall pay a stock dividend with respect to, or affect a subdivision or combination of shares or a reclassification of the Common Shares, the Board shall make such adjustments In the number and kind of shares then subject to each Option and the Option Price as it may deem appropriate to reflect such action, and such adjustment shall take effect at such time and in such a manner as the Board may in its discretion.

         (b) In the event of a complete or partial liquidation or reorganization of the Corporation, including a merger, consolidation or sale or distribution of assets, the Board may (i) make such adjustments, if any, as it may deem appropriate in the provisions of any Option as to the Option Price and as to the kind and number of shares or kind and amount of properly deliverable upon exercise of such Option, (ii) terminate any Option at, or prior to, the effective date of the liquidation or reorganization, or (iii) provide in connection with the liquidation or reorganization for the assumption of any Option by any surviving, consolidated or successor corporation or corporations.

         (c) Notwithstanding any provisions of the Plan to the contrary, an Optionee shall have the right to exercise his Option in whole or in part as to all shares then subject to the Option, whether or not such Option is otherwise exercisable on such date, at any time subsequent to (i) the sale or transfer by the Corporation of all or substantially all of its assets or the merger or consolidation of the Corporation Mere the Corporation is not the surviving entity (other than a transfer of assets to, or a merger or consolidation with, a Subsidiary, (ii) the sale or transfer of shares of the Corporation by the Corporation and/or any one or more of its shareholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-fourth, but less than one-half, of the shares of the Corporation having voting power for the election of directors, unless such sale or transfer has been approved in advance by three-fourths of the directors of the Corporation who have been directors of the Corporation for at least two years (or who have been elected, or nominated for election by the shareholder of the

Corporation, by the directors who have so served), (iii) the sale or transfer of shares of the Corporation by the Corporation and/or any one or more of its shareholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-half of the shares of the Corporation having voting power for the election of directors, or (iv) the election of one or more individuals to the Board which election results in one-third of the directors of the Corporation consisting of individuals who have not been directors of the Corporation for at least two years, unless such individuals have been elected as directors, or nominated for election by the shareholders of the Corporation as directors, by three-fourths of the directors of the Corporation who have been directors of the Corporation for at least two years.

         Anything in subparagraph (i) of this paragraph 10(c) to the contrary notwithstanding, the Corporation shall give notice to each Optionee, at least ten (10) days prior to the date of the meeting of shareholders called to approve the sale by the Corporation of all or substantially all of its assets or the merger or consolidation of the Corporation where it is not the survivor, of such proposed sale, merger or consolidation and if, after such notice, the Optionee does not exercise the Option in its entirety on or prior to the effective date of any such sale, merger or consolidation, then the Option, to the extent not so exercised shall have no further force and effect unless the Board, in any such merger or consolidation, has made provision for the corporation surviving the merger or consolidation to assume the Option.

         For the purposes of this paragraph 10(c), "Person" shall mean an individual, partnership, firm, trust, corporation or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Corporation, such syndicate or group shall be deemed a "Person" within the meaning of this paragraph 1 0(c). For the purpose of this paragraph 10(c), "Affiliate" shall mean any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any Person.

11.      OTHER CONDITIONS
         ----------------

         (a) If at any time counsel to the Corporation shall be of the opinion that any sale or delivery of shares of the Common Shares pursuant to the exercise of any Option is or may be under the circumstances unlawful, the Corporation shall have no obligation to make such sale or delivery, or to take any action or refrain from taking any action to make such sale or delivery lawful, and the right to exercise any Option shall be suspended until, in the opinion of counsel, such sale or delivery shall be unlawful. Upon the termination of any period of suspension under this paragraph, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available for purchase before such suspension and as to shares which would otherwise have become available for purchase during the period such suspension, but no such suspension shall extend the term of any Option. If any Option is deemed or declared void or unexercisable for any reason, no other Options shall be thereby affected,

         (b) It shall also be a condition precedent to an Optionee's right to exercise an Option that he shall have entered into arrangement with the Corporation, in form and substance satisfactory to the Committee, or if applicable, the Board, with respect to any applicable withholding tax requirements.

12.      REPRESENTATIONS BY OPTIONEES
         ----------------------------

         (a) So long as a registration statement filed under the Act shall not be effective with respect to the Plan, the Optionee shall represent to the Corporation, upon receipt of the Option, (i) that he is familiar with the operations and financials status of the Corporation and, if hereinafter incorporated or acquired, its Subsidiaries, (11) that he is aware that the Company is obligated to file periodic reports under Section 13 of the Exchange Act and the copies thereof may be obtained from the Corporation or the Securities and Exchange Commission upon request; (111) that he understands the financial and other information relating to the Corporation that has been furnished, or made available, to him or has an advisor who has such understanding, and has advised him, with respect thereto, (iv) that the Option granted to him is being taken by him for investment and not with a view to, or in connection with any distribution thereof and (v) all shares of the Common Shares purchased upon exercise of such Option, whether by him or, in the case of his death, by the person or persons to whom his rights under such Option are transferred by will or by the laws of descent or distribution or by his legal representative(s) are to be so taken shall be registered prior to the issuance thereof under the Act, the Optionee or the other person exercising the Option as permitted by paragraph 7 hereof will be required to give a representation in writing that he is acquiring such shares as an investment and not with a view to, or in connection with, the sale or distribution of any thereof,

         (b) The Committee or, if applicable, the Board may require such additional or alternative representations by the Optionee, whether upon receipt of the Option by the Optionee and/or upon the exercise thereof, as the Committee or, if applicable, the Board, acting upon the advice of counsel to the Corporation, deems necessary or advisable (I) In order to comply with the Act or any other applicable status, rule or regulation relating to stock options or
(ii) which is deemed to be in the best interests of the Corporation.

13.      TAX STATUS
         ----------

         (a) The Corporation makes no representation as to the tax status of any Option or the tax consequences (under federal laws of any state or other jurisdiction) of the granting of any of the Options, any exercise thereof or of any sale of shares acquired pursuant thereto.

         (b) WHENEVER A REFERENCE IS MADE IN THE PLAN OR IN ANY INSTRUMENT DELIVERED PURSUANT THERETO TO ANY SECTION OF THE CODE AND SUCH SECTION IS LATER AMENDED, SUPERSEDED OR REDESIGNATED UNDER A NEW SECTION NUMBER, THE REFERENCE IN THE PLAN SHELL, UNLESS THE BOARD SHALL PROVIDE TO THE CONTRARY, BE AUTOMATICALLY AMENDED TO REFLECT SUCH AMENDMENT, REDESIGNATION OR OTHER CHANGE,

14.      AMENDMENT OF PLAN
         -----------------

         The Board may suspend or terminate the Plan with respect to any shares as to which Options have not been granted and may, at any time or from time to time, amend the Plan in any respect, except that after this Plan has been submitted to, and the Board has obtained the approval of, the shareholders of the Corporation, then, Without the approval of shareholders holding a majority of the shares of stock of the Corporation then issued and outstanding and entitled to vote, no amendment shall be made (a) increasing or decreasing the number of 'shares reserved under paragraph 3(a) hereof (other than as provided in paragraph 10 hereof), (b) changing the designation of the class of eligible Optionees, as provided in paragraph 4 hereof, to receive Options hereunder; and
(c) extending the term during which the Options may be granted or exercised.

15.      EFFECTIVENESS OF PLAN
         ---------------------

         The Plan shall become effective upon the date of its approval (a) by the Board (which approval was given an November 12, 1995 and (b) its approval by the holders of a majority of the outstanding shares of the Common Shares. The Plan shall terminate and have no further force and effect, except as to Options theretofore granted, at the close of business on the tenth anniversary of the date that the Plan is adopted by the holders of a majority of the outstanding shares of the Common Shares.

16.      TIME OF GRANTING OPTIONS
         ------------------------

         The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee or, if applicable, the Board makes the determination granting such Option; and no grant shall be doomed effective under the Plan prior to such date. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

17.      TERMINATION OF RIGHTS OF ACTION
         -------------------------------

         EVERY RIGHT OF ACTION ARISING OUT OF. OR IN CONNECTION WITH, THE PLAN BY OR ON BEHALF OF THE CORPORATION OR A SUBSIDIARY, OR BY ANY SHAREHOLDER OF THE CORPORATION OR A SUBSIDIARY AGAINST ANY PAST, PRESENT OR FUTURE MEMBER OF THE COMMITTEE OR, IF APPLICABLE, THE BOARD OR AGAINST ANY EMPLOYEE, CONSULTANT OR ADVISOR, OR BY ANY EMPLOYEE, CONSULTANT OR ADVISOR (PAST, PRESENT OR FUTURE) AGAINST THE CORPORATION OR A SUBSIDIARY SHALL, IRRESPECTIVE OF THE PLACE OF RESIDENCE OF ANY SUCH SHAREHOLDER, DIRECTOR, EMPLOYEE, CONSULTANT OR ADVISOR, CEASE AND BE BARRED BY THE EXPIRATION OF THREE (3) YEARS FROM THE DATE OF THE ACT OR OMISSION IN RESPECT OF WHICH SUCH RIGHT TO ACTION IS ALLEGED TO HAVE ARISEN.

18.      USE OF PROCEEDS
         ---------------

         The proceeds received by the Corporation from the sale of the Common Shares pursuant to the Options will be used for general corporate purposes.

19.      DECLINING MARKET PRICE
         ----------------------

         In the event the fair market value of a share of the Common Shares declines below the Option Price set forth in any Non-Qualified Stock Option, the Committee or, if applicable, the Board may, at any time, adjust reduce, cancel and regrant any unexercised Non-Qualified Stock Option or take any similar action it deems to be for the benefit of the Optioned in light of the declining fair market value for the Common Shares; provided, however, that none of the foregoing actions may be taken by the Committee without the prior approval of the Board.

                                  FORM OF PROXY
              SOLICITED BY THE BOARD OF DIRECTORS OF EUROTECH, LTD.

         The undersigned shareholder of Eurotech, Ltd., a District of Columbia corporation, hereby constitutes and appoints Chad A. Verdi, Don V. Hahnfeldt and Randolph A. Graves, Jr., and each of them, with power of substitution, as the undersigned's true and lawful attorney and proxy, in the name and place of the undersigned to attend the Annual Meeting of Shareholders of Eurotech, Ltd. called to be held on June 13, 2000, and at any and all adjournments thereof, and thereat to vote:

[ ] For The election of Chad A. Verdi, Randolph A. Graves, Jr., Don V. Hahnfeldt, Simon Nemzow and Leonid Khotin as directors of Eurotech, Ltd. for the forthcoming year

[ ] Authority is withheld as to all


[ ] Authority is withheld as to the following:  ________________________________


[ ] For  [ ] Against    Ratification of the selection of Tabb, Conigliaro &
                        McGann, P.C. as our independent public accountants for
      [ ] Abstain       the year ending December 31, 2000


[ ] For  [ ] Against    Amendment of the Articles of Incorporation to
                        increase the number of authorized shares of common
      [ ] Abstain       stock to 100,000,000 and the number of authorized
                        shares of preferred stock to 5,000,000


[ ] For  [ ] Against    Approval of the 1999 Incentive Stock Option Plan

      [ ] Abstain

and in their discretion on all other matters that may properly come before the meeting.

IF NO CHOICE IS SPECIFIED, THE PERSONS NAMED AS PROXIES ABOVE INTEND TO VOTE FOR THE ELECTION OF THE NAMED NOMINEES AND FOR ALL OF THE OTHER PROPOSED ACTIONS.



------------------------------               -----------------------------------
         (Date)                              (Sign exactly as your name appears
                                                  on the reverse side)



                                             -----------------------------------
                                             (Signature of joint owner, if any)



                                             -----------------------------------
                                             (Officer, partner or fiduciary of
                                             holder that is an entity or trust

Name and address of holder as they appear on the transfer books of Eurotech, Ltd.





Number of shares held of record





Please sign and date on the reverse side of this sheet and mail in the enclosed postage prepaid envelope to

                           Mr. Michael L. Thomas
                           Corporate Secretary
                           Eurotech, Ltd.
                           1216 16th Street N.W.
                           Washington, DC 20036